Gold Resource Corporation

NYSE MKT: GORO

Low-Cost Producer

Aggressive Growth Profile

Dividends:Cash, Gold, Silver

GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE SILVER
GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE GOLD

WWW.GOLDRESOURCECORP.COM

6-26-12 2012 Annual Meeting Exhibit 99.1

This brochure contains statements that plan for or anticipate the future.
Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature.  Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like.  Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC.  Prospective investors are urged not to put undue reliance on these forward-looking statements.
This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or
www.Goldresourcecorp.com
Forward Looking Statements
Forward Looking Statements

Engineered To Maximize Shareholder Value
Engineered To Maximize Shareholder Value
Delivering an aggressive growth profile of low cost, high
margin production
Demanding high returns on owner invested capital
Distributing meaningful monthly dividends to maximize
total return to owners
Shareholder Focused Precious Metal Producer

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Precious Metal
Gold Equivalent oz's (AuEq)
49:1 Ag/Au
66,159
60,000
40,000
20,000
10,493
0
2010
2011

Production Increase

+ 531%

2011 Performance Highlights 2011 Performance Highlights

Gold Resource Corporation
NYSE MKT: GORO

Mine Gross Profit (MGP)
$ in thousands
MGP = Sales - Cost of Sales
$87,206
80,000
60,000
40,000
20,000
0
$9,799
2010
2011

Mine Gross Profit Increase

+ 790%

2011 Performance Highlights 2011 Performance Highlights

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

2011 Total Cash Cost Per Ounce
Includes Royalty
$620
$600
$400
$222
$200
0
Industry Average*
GRC

Annual Cash Cost of $136 per ounce AuEq (excluding royalty)
Annual total cash cost of $222 per ounce AuEq
*ABN AMRO Gold Mine Total Cash Cost Report Q1 2011

Total Cash Cost per Gold Equivalent Ounce

$ 222

2011 Performance Highlights 2011 Performance Highlights

2011 Performance Highlights 2011 Performance Highlights

Gold Resource Corporation
NYSE MKT: GORO

2011 dividend distribution

$26.5 M or $0.50 per share

Dividend distributions since commercial production (July 2010 - December 2011)

$35.8 M or $0.68 per share

2011 dividends increase

+ 178%

compared to 2010

$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
2010
2011

Monthly Dividend Distributions per share

2011 Performance Highlights 2011 Performance Highlights

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

2011 Stock Repurchase:

104,251 Shares at an average price of $18.69 per share

Physical Gold and Silver:

$2.5 million in treasury as of December 31, 2011

2011 Performance Highlights 2011 Performance Highlights

Gold Resource Corporation
NYSE MKT: GORO

2011 GRC's Land Position:

75% INCREASE

with addition of the El Chamizo Concession

GRC Now Controls:

48 Kilometers or 30 Miles

of important mineralized North 70 West Structural Corridor

Exploration Upside:

99%

Arista Deposit open on strike and depth. 99% of properties yet to be drilled

MEXICO
Mexico City
Oaxaca State

Solaga
Oaxaca
El Rey
El Chamizo
Alta Gracia
Las Margaritas
El Aguila

2011 Performance Highlights 2011 Performance Highlights

Value Creation Value Creation 2011 set a strong foundation from which to continue to build shareholder value

Value Creation Value Creation Growth Equity and Income Equity

GROWTH EQUITY
Value Creation
Value Creation
2011
66,159 oz AuEq
$87 Million
$58 Million
Mine Gross Profit = sales – cost of sales
AuEq = precious metal gold equivalent ounce
Oz = ounce
Value Created             Cumulative Funds Raised
“IPO”
6-20-12
2006    2007     2008     2009     2010     2011     2012
Market Capitalization
0
200,000,000
400,000,000
600,000,000
800,000,000
1,000,000,000
1,200,000,000
1,400,000,000
1,600,000,000
Record Production
Record Mine Gross Profit
Record Net Income
Aggressive Production Profile
USD BILLIONS

2010                    2011                      2012
USD/
Month
$0.06 / share monthly dividend
$0.72 annually
2011 dividends = 30.5% MGP
$26.5M of $87.5 MGP
MGP / Mine Gross Profit = sales – cost of sales
Value Creation
Value Creation
Dividends may vary in amount and consistency or be discontinued at management’s discretion depending on variables including but not limited to operational cash flows, Company development requirements and strategies, spot gold and silver prices, taxation, general market conditions and other factors described in the Company’s public filings.
INCOME EQUITY
1/3 1/3
1/3
$0.00
$0.02
$0.04
$0.06
Consecutive Monthly Dividends
since commercial production July 2010
Targeted Annualized
MGP Deployment
Growth
Taxes
Dividend
Total dividends / share paid to date
$0.95

Gold Resource Corporation
NYSE MKT: GORO

MARKET
NEWS VIDEO

Dividend Impact Dividend Impact

$1.00 / share “IPO”
$1.01 / share returned to shareholders
since “IPO”
Assumes June 2012 div. @ $0.06
payable in July
Fiscal discipline and commitment to
shareholders
Major Milestone
Major Milestone
Total dividends to exceed “IPO” price / share
Sept. 2006

Gold Resource Corporation
NYSE MKT: GORO

GORO Daily
6/20/12
GLD
+120%
+105%
+90%
+75%
+60%
+45%
+30%
+15%
+0%
-15%
O
N
D
M
A
M
A
S
O
N
D
12
F
M
A
M
J

Dividend Impact On Share Price
Dividend Impact On Share Price
Performance?
Performance?
GORO- Gold Resource
Corporation
~2 YEARS
July , 2010
- Commercial
Production - Initial
Dividend
GLD – SPDR Gold
Trust (ETF)

Gold Resource Corporation
NYSE MKT: GORO

GORO Daily
GTU
XAU
GDXJ
+100%
+80%
+60%
+40%
+20%
+0%
-20%
-40%
-60%
O
N
M
A
M
J
J
A
S
O
N
D
12
F
M
A
M
J

GTU – Central Gold
Trust
XAU – Index, precious
metal Co’s (#16 Co’)
GORO- Gold Resource
Corporation
~2 YEARS
GDXJ – Market Vectors
Junior Gold Miners ETF
(#86 Co’s)
Dividend Impact On Share Price
Dividend Impact On Share Price
Performance?
Performance?
July , 2010
- Commercial Production
- Initial Dividend
June, 2012
- Consistent Monthly
Dividends

Gold Resource Corporation
NYSE MKT: GORO

GORO Daily
6/15/12
UNWPX
+120%
+100%
+80%
+60%
+40%
+20%
+0%
-20%
-40%
-60%
O N D 11 F M A M J J A S O N D 12 F M A M J

UNWPX – US Global Investors World Precious Minerals Fund (#183 Co’s) GORO- Gold Resource Corporation ~2 YEARS Dividend Impact On Share Price Dividend Impact On Share Price Performance? Performance?

Dividend & Yields
Dividend & Yields
Company Annual Dividend
Estimate
Yield
%
Share Price Close
6/18/2012
Agnico Eagle U.S.$0.81 1.9% U.S.$42.40
Barrick U.S.$0.80 2.0% U.S.$40.19
Goldcorp U.S.$0.54 1.4% U.S.$39.72
Kinross U.S.$0.16 1.8% U.S.$  9.17
Newmont U.S.$1.40 2.8% U.S.$50.85
Yamana U.S.$0.22 1.4% U.S.$16.35
Royal Gold U.S.$0.60 0.8% U.S.$79.49
PEER AVERAGE 1.7%
Gold Resource U.S.$0.72 2.7% U.S.$27.66
Source: Based on each company’s annual public filing and Bloomberg.

Gold Resource Corporation
NYSE MKT: GORO

Dividend Options*:

Gold, Silver or Cash

* as of 4/10/2012

Committed to Gold and Silver Committed to Gold and Silver “GRC Eagles” rounds Unique Gold and Silver Dividend Program No Other Known Program of its Kind

Gold Resource Corporation

NYSE MKT: GORO

OAXACA MEXICO
2010
1 ONZA
GOLD RESOURCE CORPORATION
FINE GOLD

Gold and Silver Dividend Program Gold and Silver Dividend Program “GRC Eagles” rounds

Gold Resource Corporation
NYSE MKT: GORO

MEXICO CITY

Solaga
OAXACA CITY
Alta Gracia
El Rey
Las Margaritas
El Chamizo
El Aguila

		✓	✓	✓
			✓	✓
				✓
				✓
				✓
				✓

Oaxaca Mining Unit
Oaxaca Mining Unit
Mining friendly jurisdiction
6 potential high-grade gold and silver
properties (+200 square miles)
Dominant land position: 48 kilometer
mineralized structural corridor
Oaxaca Mining Unit
Property Interest Production Development Exploration
El Aguila 100%
El Rey 100%
Alta Gracia 100%
100%
El Chamizo 100%
Solaga 100%
Las Margaritas

Flexible Mill Design Flexible Mill Design Flotation Agitated leach Two mill circuits 2011 Record Mine Gross Profit: $87 million

Gold Resource Corporation
NYSE MKT: GORO

Safety/Ventilation
Ramp
Primary Ramp

La Arista Deposit
•Multiple en echelon veins
•~500 meters of strike
•~500 meters of depth
•Deposit remains open
Arista Vein
Baja Vein
Arista Underground Mine
Arista Underground Mine
Drill Station
Drill Station

Arista Mine Development Arista Mine Development Sub-level long hole stoping Development ore Mine Development Baja Vein

Gold Resource Corporation
NYSE MKT: GORO

N
Legend
Andesite Bleach
Bx Andesitic
Rhyolite
Diorite
Andesite Dike
Vein11
Veinlets
Vein projection
'N11 Structures$' Events
<all other values>
StructureType
<Null>
Fault
Bedding
Fracture
Vein
Veinlet
1:300
0 2.5 5 10 15 20 25
Meters
Golden Trump Resources
Mapping By AVS
Date: JUNE 10 2012

Arista Mine Development Arista Mine Development Decline Veins Main Decline & Vein Drifts LEVEL 11 Level 11 Veins Sample # Au g/t Ag g/t Cu % Pb % Zn % 117652 141.73 1710 2.57 2.47 5.70

Gold Resource Corporation
NYSE MKT: GORO

7092
0.16
0.57
108015
0.58
3.26
108006
1.09
10.34
7082
0.14
0.71
7080
0.62
9.55
108012
0.54
5.82
375EL
350EL
300EL
Longitudinal Section
Explanation
Drill Hole ID
True Thickness
0
50
100
150
200
Scale-In-Meters
Arista Project
Polygonal Estimation
Arista High Grade - Zone 1
Arista
A

Arista Mine Development
Arista Mine Development
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K
Grey Polygons A, B, C and D drilling
indicated grade below cutoff.
Actual mining demonstrated high-
grade and polygons were/are being
mined and processed.
Deposit Open
Deposit Open
A
B
C
D
Polygonal envelope with mine development 3D overlay; internal estimate
Arista vein
(polygon12/09)
Internal Estimate
Primary Ramp

PRECIOUS METAL GOLD EQUIVALENT (AuEq) RESOURCE GRADE VS. PRODUCTION GRADE
Cutoff IN-SITU ESTIMATES AuEq MINED GRADE PRODUCTION
Grade PA&H (1) COMPANY (2) IN-SITU 13 Month Ave(3)
Grams Tonnes oz/t
g/t
YR's oz/t
g/t
YR's oz/t
g/t
oz/t
g/t
1* 4,480,711 0.20 6.22 10
7* 2,305,485 0.34 10.58 5 Mined Grade @  Actual Mill Head
9* 1,606,286 13.37 4
20% Dilution Grade After
9.33
2,962,000
0.53
16.49 7
Estimate Mining Dilution
0.51
15.86
242,014
0.41
12.75
AuEq = Precious Metal Gold Equivalent
In-Situ = in place, not accounting for mining dilution
(1) AuEq Estimate 2012 @ 50:1 Au,Ag Third Party Preliminary Estimate by Pincock Allen & Holt (PA&H)
(2) AuEq Estimate 2009 @ 53:1 Au,Ag Internal Estimate
(3) Actual mill headgrade processed March 1, 2011 to March 31, 2012
*Indicated & Inferred
YR‘s = Mine life years  at 440,000 tonnes mill throughput per year
-
NOT PROVEN AND PROBABLE RESERVES FOR U.S. REPORTING PURPOSES
Arista High-Grade Deposit
Arista High-Grade Deposit
Estimates and Production Grade
Estimates and Production Grade
(Internal and Third Party Estimates, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K)
0.43
PA&H RESOURCE CRITERIA INCLUDES STANDARDS ESTABLISHED UNDER CANADIAN NI 43-101 FOR INDICATED AND INFERRED RESOURCES

Gold Resource Corporation
NYSE MKT: GORO

Plan Map
El Aguila Project
El Aguila Pit
L8 NW
L6
2 kilometers
La Arista Underground

Oaxaca
Solaga
Las Margaritas
El Rey
El Chamizo
Alta Gracia

Arista Area Expansion Potential
Arista Area Expansion Potential
.73 meters @
9.9 g/t Au,
598 g/t Ag
Drill hole
Surface sample
Rock chip @
12 g/t Au
Arista Mine
development
La Arista
Underground
Mine
Potential feeder vein
2.5m@ 904 g/t Au,
9720 g/t Ag
Channel sample
El Aguila
Open Pit Mine
Potential for deposit expansion and/or new discoveries
El Aguila

Gold Resource Corporation
NYSE MKT: GORO

PUEBLA
OAXACA
VERACRUZ
Oaxaca
Solaga
Las Margaritas
El Rey
El Chamizo
Alta Gracia
Pacific Ocean

Arista Area Expansion Potential Arista Area Expansion Potential Arista Multiple Structures Dr. Ellis 6-21-12 Structure is Important to Epithermal Systems El Aguila

Gold Resource Corporation
NYSE MKT: GORO

PUEBLA
VERACRUZ
GUERRERO
CHIAPAS
OAXACA
Oaxaca
Solaga
Las Margaritas
El Rey
El Chamizo
Alta Gracia
El Aguila
Tezonapa
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Santo Domingo Tomaltepec
Asuncion Nochixtlan
Santa Maria Asuncion Tlaxiaco
Zaachila
Ciudad Ixtepec
Union Hidalgo
Salina Cruz
Santa Catarina Juquila
Puerto Escondido
Chacalapa
San Pedro Pochutla
Puerto Angel
Pacific Ocean
Gulf of Tehuantepect
Gulf of Mexico
Pacific Ocean
Mexico City
Oaxaca State

Exploration Potential Exploration Potential 6 properties (+200 square miles) 5 properties consolidate 48km mineralized structural corridor Mineralization at each end and along trend

Alta Gracia Property
Exploration Potential
Exploration Potential
El Rey Property
El Rey Property
Alta Gracia Property
Alta Gracia Property
Las Margaritas
Las Margaritas
Positive 2011 drill campaign
Intercepted multiple mineralized structures
33 intercepts over 200 grams silver (1m intervals)
Discovered high-grade gold vein system
Working with all local interests
Continue extending the existing  shaft
Setup an underground drill station
Constructing access road
First to drill this historic district
Historic workings
Las Margaritas
Property
El Rey Property

Gold Resource Corporation
NYSE MKT: GORO

SAN JOSE DE GRACIA

PURIFICADORA DE AGUA "SAN

Corporate Citizenship Corporate Citizenship Plant Nursery/Reforestation Town Infrastructure Commitment to Hire Locally Health Clinic Dental Clinic Sustainable Development Student Scholarships

Gold Resource Corporation
NYSE MKT: GORO

Gold Resource Corporation Commo
GORO
28
26
24
22
20
18
16
© Yahoo!
Jul 11
Sep 11
Nov 11
Jan 12
Mar 12
May 12

Gold Resource Corporation Commo
GORO
35
30
25
20
15
10
5
0
Jan 07
Jan 08
Jan 09
Jan 10
Jan 11
Jan 12

Substantial Shareholders
Management ~15%
Hochschild Mining plc ~28%
Tocqueville Asset Management ~  8%
NFJ Investment Group ~  6%
Blackrock ~  5%
Vanguard ~  2%
Exchange NYSE MKT: GORO
Present Capitalization
Shares Outstanding                                        53,015,767
Treasury Shares (104,251)
Options Outstanding                                        5,182,000
Warrants Outstanding 0
Shares Fully Diluted                                        58,197,767
Debt 0
Hedging 0
Bullion: #1672oz Gold #87641oz Silver   ~$5.6Million
Cash @ 3-31-12                                $44 Million
Tight Capital Structure
Tight Capital Structure
12 months
Market Cap   @ $27.00/share          $1.4Billion
Liquidity
Average Daily Volume (3m as of 6-18-12)     ~267,000
52 wk Range Low/Hi $15.06-$28.74
Since 2006 “IPO”

(Potential targets and projections. Not guaranteed; see Risk Factors in Company’s 10K)
Potential Catalysts
Potential Catalysts
Increasing production year over year
Adding ounces to known deposits
New deposit discoveries
Secondary exchange listing
Increasing dividends
Additional Mining Unit

Second Mining Unit Second Mining Unit Mining friendly jurisdiction High-Grade Accretive Second Mining Unit Criteria st Oaxaca Mining Unit (1 mining unit)

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE SILVER
GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE GOLD

The “Go To”
The “Go To”
Gold Company
Gold Company
(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)
Cash
Cash
Dividends
Dividends
Gold & Silver
Gold & Silver
Dividend
Dividend
Physical
Physical
Treasury
Treasury
Adding
Adding
Ounces
Ounces
Capitalize on
Capitalize on
Opportunities
Opportunities
Low Cost
Low Cost
Producer
Producer
Aggressive
Aggressive
Growth Curve
Growth Curve

Thank You For Your Continued Support
Thank You For Your Continued Support
Low-Cost Precious Metals Producer
Low-Cost Precious Metals Producer
Growth Equity and Income Equity
Growth Equity and Income Equity
Premier Investment for Precious Metal Exposure
Premier Investment for Precious Metal Exposure